SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): April 26, 2001


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as company under a Pooling and Servicing Agreement dated as of April 26, 2001 providing for, inter alia, the issuance of GMACM Mortgage Pass-Through Certificates, Series 2001-J2)


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-42510           41-1955181
----------------------------          -------------       ---------------
(State or Other Jurisdiction          (Commission          (I.R.S. Employer
     of Incorporation)                File Number)        Identification No.)



        8400 Normandale Lake Boulevard, Suite 600, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (612) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4


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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

10.1 Pooling and Servicing Agreement, dated as of April 26, 2001, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and Bank One, National Association, as trustee.

10.2 Mortgage Loan Purchase Agreement, dated as of April 26, 2001 by and between GMAC Mortgage Corporation, as seller, and Residential Asset Mortgage Products, Inc., as purchaser.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:    /s/ Patricia C. Taylor
                                                   Patricia C. Taylor
                                                   Vice President



Dated: April 26, 2000


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                                  EXHIBIT INDEX


Exhibit Number        Description


10.1 Pooling and Servicing Agreement, dated as of April 26, 2001, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and Bank One, National Association, as trustee.

10.2 Mortgage Loan Purchase Agreement, dated as of April 26, 2001 by and between GMAC Mortgage Corporation, as seller, and Residential Asset Mortgage Products, Inc., as purchaser.




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